UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 28, 2014

Digital Generation, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35643	94-3140772
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

750 West John Carpenter Freeway, Suite 700
Irving, Texas	75039
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (972) 581-2000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events.

On January 28, 2014, Digital Generation, Inc. (the “Company”) issued a press release announcing that the merger transaction with Extreme Reach, Inc. (“Extreme Reach”) and a wholly-owned subsidiary of Extreme Reach is anticipated to close on February 7, 2014, subject to the satisfaction of the closing conditions set forth in the merger agreement, including approval and adoption of the merger agreement by the Company’s stockholders at the special meeting of stockholders scheduled for February 3, 2014. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

On January 14, 2014, a purported holder of the Company’s common stock, Equity Trading, filed a complaint in the Supreme Court of the State of New York, County of New York, Equity Trading v. Scott K. Ginsburg, et al., No. 050112/2014, on behalf of itself and all others similarly situated, against the Company, all directors of the Company, Extreme Reach, Inc. and Dawn Blackhawk Acquisition Corp., alleging breaches of fiduciary duty in connection with the merger agreement.  The complaint seeks an injunction barring the consummation of the transaction and unspecified monetary damages.

On January 16, 2014, plaintiff filed with the New York state court a request seeking an order (i) preliminarily enjoining the merger, (ii) requiring expedited discovery and (iii) scheduling a post-discovery hearing to continue the injunction (plaintiff’s “Request”), and on January 17, 2014, the New York state court issued an order setting a briefing schedule and a hearing for January 30, 2014, on plaintiff’s Request.  On January 27, 2014, the defendants removed this action from the New York state court to the United States District Court for the Southern District of New York, causing the matter to now be captioned Equity Trading v. Scott K. Ginsburg, et al., 14 Civ. 499 (RWS) (RLE).  Defendants also submitted briefing in opposition to the Request.  On January 28, 2014, plaintiff sent a letter to the U.S. District Court requesting that a hearing be scheduled on its Request no later than 10:00 a.m. on February 3, 2014.  The Company believes plaintiff’s allegations and its Request are without merit and intends to defend this action vigorously.

Additional Information and Where To Find It

The Company filed with the SEC on January 13, 2014 and mailed on or about January 13, 2014 to the Company’s stockholders of record as of January 3, 2014, a proxy statement in connection with the merger transaction (the “Proxy Statement”). Accompanying the Proxy Statement is an information statement filed by The New Online Company, a newly-formed subsidiary of the Company (the “Information Statement”). The Proxy Statement and Information Statement contain important information about the Company, The New Online Company, the merger and related matters. Investors and security holders are urged to read the Proxy Statement, Information Statement and any other relevant documents carefully.

Investors and security holders will be able to obtain free copies of the Proxy Statement, Information Statement and other documents filed with the SEC through the web site maintained by the SEC at www.sec.gov.

In addition, investors and security holders will be able to obtain free copies of the Proxy Statement and Information Statement from the Company by contacting Investor Relations, Digital Generation, Inc., 750 West John Carpenter Freeway, Suite 700, Irving, Texas 75039, (972) 581-2000.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies relating to the transactions contemplated by the merger agreement. Information regarding the Company’s directors and executive officers is contained in the Company’s Annual Report on Form 10-K and Amendment No. 1 to the Annual Report on Form 10-K for the year ended December 31, 2012 as filed with the SEC on March 15, 2013 and April 30, 2013, respectively.

Cautionary Note Regarding Forward-Looking Statements

Statements in this communication regarding the proposed transactions, the expected timing for completing the proposed transactions, future financial and operating results, benefits, synergies, future opportunities of the proposed transactions and any other statements about the Company’s future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the ability to consummate the proposed transactions; the ability to obtain the requisite stockholder approvals in a timely manner or otherwise; failure to satisfy other conditions to consummation of the transactions; the ability of Extreme Reach to consummate the necessary debt financing arrangements set forth in financing letters received by Extreme Reach; changes in government regulation; the ability to successfully separate operations and employees; the potential impact of the announcement of the transactions or consummation of the transactions on relationships with employees, suppliers, customers and competitors; international, national or local economic, social or political conditions that could adversely affect the parties to the transactions or their customers; conditions in the credit markets; and the parties’ international operations, which are subject to the risks of currency fluctuations and foreign exchange controls and the other risks and uncertainties that affect the parties’ businesses, including those described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012. In addition, any forward-looking statements represent the Company’s estimates only as of the date hereof and should not be relied upon as representing the Company’s estimates as of any subsequent date. The Company disclaims any intention or obligation to update the forward-looking statements to reflect subsequent events or circumstances or update the reasons that actual results could differ materially from those anticipated in forward-looking statements, except as required by law.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit	Description of Exhibit
99.1	Press Release, dated as of January 28, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL GENERATION, INC.

Date: January 28, 2014	By:	/s/ Sean N. Markowitz
Name: Sean N. Markowitz
Title: General Counsel

EXHIBIT INDEX

Exhibit	Description of Exhibit
99.1	Press Release, dated as of January 28, 2014.